EXHIBIT 10.2

NEITHER THIS NOTE NOR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF PRINCIPAL HEREOF OR INTEREST HEREON HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION (TOGETHER, THE "SECURITIES LAWS") AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ENCUMBERED IN THE ABSENCE OF COMPLIANCE WITH SUCH SECURITIES LAWS AND UNTIL THE ISSUER THEREOF SHALL HAVE RECEIVED AN OPINION FROM COUNSEL ACCEPTABLE TO IT THAT THE PROPOSED DISPOSITION WILL NOT VIOLATE ANY APPLICABLE SECURITIES LAWS.



                                CONVERTIBLE NOTE


Principal Amount:  $______________                           November ____, 2004

     FOR VALUE RECEIVED, FastFunds Financial Corporation, a Nevada corporation (the "Company"), hereby promises to pay to the order of ___________________ ("Holder"), the principal sum of ________________________________________ AND
NO/100 DOLLARS ($_________.00), together with accrued interest on the unpaid principal balance thereof at the rate of Nine and One-Half percent (9.50%) per annum, calculated on the basis of actual days elapsed in a year of 360 days.

                                    ARTICLE 1
                                    PAYMENTS

     1.1 PRINCIPAL AND INTEREST. Except in the event of a conversion of this
Note in accordance with Article 2, the principal balance and all accrued interest due hereunder shall be due and payable on Holder's demand at any time from and after __________, 2005. Any payments received shall be applied first to any other charges due under this Note, second to the payment of accrued interest hereunder, and third to the payment of the principal balance of this Note. In lieu of cash, Holder shall have the right to elect to receive any payment of interest under this Note in shares of Common Stock (as defined herein) issued at the same Conversion Price determined under Article 2; PROVIDED, HOWEVER, that Holder has the right to convert this Note under Article 2 at the time of such election.

     1.2 MANNER OF PAYMENT. All payments of principal and interest shall be made at such place as Holder shall designate to the Company in writing. If any payment of principal or interest on this Note is due on a day that is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall not be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of Minnesota.

     1.3 PREPAYMENT. This Note may be prepaid, in whole or in part, by the Company at any time and from time to time, without premium or penalty; PROVIDED, HOWEVER, that the Company may not prepay this Note prior to Holder's demand unless at least 50% of the outstanding amount due Whitebox Hedged High Yield Partners, L.P. and Pandora Select Partners, L.P. under those certain promissory notes of Equitex, Inc. dated March 8, 2004 (aggregating to $5,000,000) has been paid. At Holder's option, any payments on this Note shall be applied first to pay Holder for all costs of collection of any kind, including reasonable attorneys' fees and expenses, next to the payment of interest accrued through the date of payment, and thereafter to the payment of principal.

                                    ARTICLE 2
                                   CONVERSION

     2.1 CONVERSION. At Holder's option, Holder shall have the right at any time during the Conversion Period (as defined below) to convert this Note, in accordance with the provisions of Section 2.2, in whole or in part, into fully paid and nonassessable shares of the Company's common stock, par value $.001 per share (the "Common Stock"). The number of shares of Common Stock into which this Note may be converted ("Conversion Shares") shall be determined by dividing the outstanding principal amount of this Note to be converted, together with accrued interest thereon to the date of conversion (if elected by Holder to be paid in shares of Common Stock in lieu of cash), by an initial price of One Dollar ($1.00) (the "Conversion Price"). For all purposes of this Note, the "Conversion Period" shall mean that period of from __________, 2005 until _________, 2008.

     2.2 METHOD OF CONVERSION. To convert this Note, Holder must deliver a conversion notice substantially in the form attached hereto as Annex A during the Conversion Period. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of any fractional share to which Holder would otherwise be entitled upon conversion of this Note, the Company will pay to Holder in cash the amount of the unconverted principal balance (plus interest, if being converted) of this Note that would otherwise be converted into such fractional share. Upon the conversion of this Note, Holder shall surrender this Note, duly endorsed, at the Company's principal office, and the Company shall, at its expense and as soon as practicable thereafter, issue and deliver to Holder at such principal office one or more certificates for the number of shares of Common Stock to which Holder is entitled (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to the Company), together with a check payable to Holder for any cash amounts payable as described herein. Any conversion of this Note shall be deemed to have been made immediately prior to the close of business on the date of this Note's surrender, and the person or persons entitled to receive Common Stock upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of such date. Upon this Note's conversion, the Company will be forever released from all of its obligations and liabilities hereunder with regard to that portion of the principal amount (and accrued interest, if any) being converted, including without limitation the obligation to pay such portion of the principal amount and accrued interest. If this Note is converted in part only, the Company shall execute and deliver to Holder a new unsecured promissory note in the principal amount equal to the unconverted portion of this Note.

                                   ARTICLE 3
                          CONVERSION PRICE ADJUSTMENTS

     3.1 ADJUSTMENT FOR STOCK SPLITS OR COMBINATIONS. In the event of: (i) the payment of dividends on any of Company's capital stock payable in Common Stock or securities convertible into or exercisable for Common Stock ("Common Stock Equivalents"); (ii) the subdivision of the Company's outstanding shares of Common Stock into a greater number of shares; or (iii) the combination of the Company's outstanding shares of Common Stock, by reclassification or otherwise; then, the quotient (rounded to the nearest full cent) obtained by dividing (a) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then-existing Conversion Price, by (b) the total number of shares of Common Stock outstanding immediately after such event, shall be the adjusted Conversion Price per share.

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

     3.2 NOTICE OF ADJUSTMENT. Upon any adjustment of the Conversion Price, the Company shall give written notice thereof within 30 days, by first-class mail, postage prepaid, addressed to Holder as shown on the Company's books, which notice shall state the adjusted Conversion Price and set forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     3.3 EFFECT OF REORGANIZATION, RECLASSIFICATION, MERGER, ETC. If at any time the Company: (i) reorganizes its capital stock (other than by the issuance of shares of Common Stock in subdivision of outstanding shares of Common Stock, and other than by a share combination, as provided for in Section 3.1), (ii) consolidates or merges with another corporation, or any sells, conveys, leases or otherwise transfers all or substantially all of its property to any other corporation, which transaction is effected in a manner such that the holders of Common Stock shall be entitled to receive cash, stock, securities or assets with respect to or in exchange for Common Stock, or (iii) pays a dividend or makes any other distribution upon any class of its capital stock, which dividend or distribution is payable in Company securities or other Company property (other than cash); then, as a part of such transaction, lawful provision shall be made so that Holder shall have the right thereafter to receive, upon conversion of this Note, the number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such transaction, or of the corporation to which the Company property has been sold, conveyed, leased or otherwise transferred, as the case may be, which Holder would have been entitled to receive upon transaction if this Note had been converted immediately prior thereto. In any such case, appropriate adjustments (as determined by the Company's board of directors) shall be made in the application of the provisions set forth in this Note (including the adjustment of the Conversion Price) to the end that the provisions set forth herein shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter deliverable upon the conversion of this Note as if the Note had been converted immediately prior to such transaction and Holder had carried out the terms of the exchange as provided for by such transaction. The Company shall not effect any such capital reorganization, consolidation, merger or transfer unless, upon or prior to the consummation thereof, the successor corporation(s) to which Company property has been sold, conveyed, leased or otherwise transferred shall assume by written instrument the obligation to deliver to Holder such shares of stock, securities, cash or property which Holder is entitled to purchase under the foregoing provisions of this Section 3.3.

                                   ARTICLE 4
                              DEFAULT AND REMEDIES

     4.1 DEFAULT. The occurrence of any of the following events shall constitute a "Default" under this Note:

          (a) Company's failure to remit to Holder the principal or interest hereof as the same becomes due hereunder;

          (b) Company's assignment for the benefit of creditors, or filing of a petition in bankruptcy or for reorganization or to effect a plan or arrangement with creditors;

          (c) Company's application for, or voluntary permission of, the appointment of a receiver of trustee for any or all Company property;

          (d) any action or proceeding described in the foregoing paragraphs (b) and (c) is commenced against Company and such action or proceeding is not vacated within 60 days of its commencement;

          (e) Company's dissolution or liquidation; or

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

          (f) Company's material breach of the Purchase Agreement by and between Company and Holder, of even date herewith (the "Purchase Agreement").

     4.2 REMEDIES UPON DEFAULT. Upon any Default:

          (a) Holder may without further notice declare the entire remaining principal sum of this Note, together with all interest accrued thereon, immediately due and payable; and Holder's failure to declare the entire remaining principal sum of this Note, together with all interest accrued thereon, immediately due and payable shall not constitute a waiver by Holder of its right to so declare at any other time;

          (b) Holder may employ an attorney to enforce its rights and remedies hereunder and Company hereby agrees to pay Holder's reasonable attorneys' fees and other reasonable expenses incurred by Holder in exercising any of Holder's rights and remedies upon Default; and

          (c) Holder's rights and remedies provided hereunder shall be cumulative and may be pursued singly, successively or together in Holder's sole discretion; and Holder's failure to exercise any such right or remedy shall not be a waiver or release of such rights or remedies or the right to exercise any of them at another time.

                                   ARTICLE 5
                               GENERAL PROVISIONS

     5.1 WAIVER OF PROTEST, PRESENTMENT AND NOTICE. The Company hereby waives presentment, demand for payment, notice of nonpayment or dishonor, protest, and notice of protest, and agrees to continue to be bound for the payment of principal, interest and all other sums due under this Note notwithstanding any extension or alteration of the time or terms of payment hereon, any renewal or any acceptance of security of any kind. Company also hereby waives the right to protest the domestication or collection of any judgment obtained against the Company with respect to this Note in any jurisdiction where the Company may now or hereafter maintain assets or be registered or qualified to transact business.

     5.2 OBLIGATIONS ABSOLUTE. Company's obligations hereunder are absolute, and Company hereby waives any and all rights to offset, deduct or withhold any payments or charges due hereunder for any reason whatsoever.

     5.3 ENTIRE AGREEMENT. This Note and the terms and conditions of the Purchase Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

     5.4 GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of Nevada without regard to its conflicts-of-law principles.

     5.5 SEVERABILITY. If any provision in this Note is held invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     5.6 WAIVER OF RIGHT OR REMEDY. No waiver of any right or remedy under this Note shall be valid unless in writing executed by the Holder hereof, and any such waiver shall be effective only in the specific instance and for the

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

specific purpose given. All rights and remedies of all present and future Holders of this Note shall be cumulative and may be exercised singly, concurrently or successively. This Note shall bind the Company and its successors and assigns.

     5.7 NOTICES. Any notice required or permitted to be given hereunder shall be given in accordance with the Purchase Agreement.

     5.8 CONSTRUCTION. The headings of Sections in this Convertible Note are provided for convenience only and will not affect its construction or interpretation. All references to Articles or Sections refer to Articles and Sections of this Note unless otherwise specified.

         IN WITNESS WHEREOF, the Company has executed and delivered this Convertible Note as of the date first set forth below.



                                     FASTFUNDS FINANCIAL CORPORATION



                                     By:
                                         ---------------------------------------
                                           IJAZ ANWAR, CHIEF FINANCIAL OFFICER

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

                              NOTICE OF CONVERSION

                   (TO BE SIGNED ONLY UPON CONVERSION OF NOTE)


To FastFunds Financial Corporation
11100 Wayzata Blvd., Suite 111
Minneapolis, Minnesota  55305

         The undersigned, the Holder of the Convertible Note of FastFunds Financial Corporation dated ___________, 2004, hereby surrenders such Convertible Note for conversion into shares of Common Stock of FastFunds Financial Corporation, to the extent of $___________________ of the unpaid principal and accrued interest of such Convertible Note, and requests that the certificates for such shares be issued in the name, and delivered to the address set forth below:


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Exact Name in which shares are to be registered

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Address, city, state and zip code

Dated:
       -----------------------------

                                     HOLDER:



                                    --------------------------------------------
                                    Signature


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                                    Name (print or type)

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                                    --------------------------------------------
                                    (Address)